SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 21, 2008

GEOVAX LABS, INC.
(Exact name of registrant as specified in Charter)

Illinois	000-52091	87-0455038
(State or other jurisdiction of	(Commission File No.)	(IRS Employee Identification No.)
incorporation or organization)
1256 Briarcliff Road N.E.
Emtech Bio Suite 500
Atlanta, Georgia 30306
(Address of Principal Executive Offices) (Zip Code)

(404) 727-0971
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13(e)-4(c))

     This Form 8-K and other reports filed by GeoVax Labs, Inc. (the “registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the registrant’s management as well as estimates and assumptions made by the registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative if these terms and similar expressions as they relate to the registrant or the registrant’s management identify forward looking statements. Such statements reflect the current view of the registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the registrant’s industry, operations and results of operations and any businesses that may be acquired by the registrant. These risks include the risk that the Company may not generate revenue or achieve profitability in the future, the Company’s need for continued funding, that the products the Company has under development may not prove successful, and other risks, including those set forth in the registrant’s most recent Form 10-K and subsequent Filings. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01	Entry into a Material Definitive Agreement.
     Reference is made to the disclosure set forth under Item 3.02 of this Current Report, which disclosure is incorporated herein by reference

Item 3.02	Unregistered Sales of Equity Securities.
     During April and May, 2008, the Registrant sold to fourteen individual accredited investor 4,677,417 shares of its common stock and a four-year warrant to purchase an aggregate of 5,846,776 shares of common stock at an exercise price of $0.33 per share for an aggregate purchase price of $725,000. The shares and warrants carry “piggyback” registration rights in connection with certain future underwritten public offerings of the Registrant. A copy of the form of Subscription Agreement and the form of Warrant are attached as exhibits to this Current Report, and the foregoing summary is qualified in its entirety by reference to such exhibits.
     During May 2008, the Registrant sold to two individual accredited investors 4,129,032 shares of its common stock and five-year warrants to purchase an aggregate of 8,258,065 shares of common stock at an exercise price of $0.33 per share for an aggregate purchase price of $640,000. The Shares and Warrants carry “piggyback” registration rights in connection with certain future underwritten public offerings of the Registrant. A copy of the form of Subscription Agreement executed by the investors and the form of Warrant are attached as exhibits to this Current Report, and the foregoing summary is qualified in its entirety by reference to such exhibits.
     The Registrant relied on Section 4(2) of the Securities Act of 1933 (the “Securities Act”) and Rule 506 of Regulation D under the Securities Act, as amended, to issue the securities described in this Current Report, inasmuch as these were sold without any form of general solicitation or general advertising and sales were made only to accredited investors.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
10.15*	Form of Subscription Agreement

10.16*	Form of Four-Year Warrant Agreement

10.17*	Form of Five-Year Warrant Agreement

*	Filed with this Form 8-K

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOVAX LABS, INC.
May 27, 2008	By:	/s/ Mark W. Reynolds
Chief Financial Officer

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